SCHEDULE 14A
                                 (Rule 14a-101)
                     INFORMATION REQUIRED IN PROXY STATEMENT

                            SCHEDULE 14A INFORMATION

           Proxy Statement Pursuant to Section 14(a) of the Securities
                   Exchange Act of 1934 (Amendment No. _____)

Filed by the Registrant /X/

Filed by a Party other than the Registrant / /

Check the appropriate box:

/ / Preliminary Proxy Statement
/ / Confidential, for Use of the Commission Only (as permitted by Rule
    14a-6(e)(2))
/X/ Definitive Proxy Statement
/ / Definitive Additional Materials
/ / Soliciting Material Pursuant to Rule 14a-11(c) or Rule 14a-12

                        CONCURRENT COMPUTER CORPORATION
------------------------------------------------------------------------------
                (Name of Registrant as Specified in Its Charter)


------------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):


/X/  No fee required.
/ /  Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

     (1)  Title of each class of securities to which transaction applies:

          --------------------------------------------------------------------
     (2)  Aggregate number of securities to which transaction applies:

          --------------------------------------------------------------------
     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

          --------------------------------------------------------------------
     (4)  Proposed maximum aggregate value of transaction:

          --------------------------------------------------------------------
     (5)  Total fee paid:

          --------------------------------------------------------------------

/ /  Fee paid previously with preliminary materials.

/ / Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.

     (1)  Amount previously paid:

          --------------------------------------------------------------------
     (2)  Form, schedule or registration statement no.:

          --------------------------------------------------------------------
     (3)  Filing party:

          --------------------------------------------------------------------
     (4)  Date filed:

          --------------------------------------------------------------------

                    [CONCURRENT COMPUTER CORPORATION LOGO]






                 NOTICE OF 1997 ANNUAL MEETING OF STOCKHOLDERS
                              AND PROXY STATEMENT







                                RETURN OF PROXY

Please complete, sign, date and return the enclosed proxy promptly in the enclosed addressed envelope even if you plan to attend the meeting. Postage need not be affixed to the enclosed envelope if mailed in the United States. If you attend the meeting and vote in person, the proxy will not be used. The immediate return of your proxy will be of great assistance in preparing for the meeting and is therefore urgently requested.

                    [CONCURRENT COMPUTER CORPORATION LOGO]







Dear  Fellow  Stockholder:

     It's my pleasure to invite you to attend the Concurrent Computer Corporation 1997 Annual Meeting of Stockholders to be held at the DoubleTree Guest Suites, Fort Lauderdale, Florida, at 2:00 p.m., on Thursday, October 30, 1997.

     Your vote is important. To be sure your shares are voted at the meeting, even if you plan to attend the meeting in person, please sign and return the enclosed proxy card today. This will not prevent you from voting your shares in person if you are able to attend. Your cooperation is appreciated since a majority of the outstanding Common Stock must be represented, either in person or by proxy, to constitute a quorum.

     If you plan to attend, please mark the enclosed proxy card in the designated space and return it today.

     We look forward to meeting with you and sharing our views on the progress of Concurrent Computer Corporation.

     E.  COURTNEY  SIEGEL
     President  and  Chief
     Executive  Officer


Fort  Lauderdale,  Florida
October  1,  1997

                    [CONCURRENT COMPUTER CORPORATION LOGO]



                 NOTICE OF 1997 ANNUAL MEETING OF STOCKHOLDERS
                     TO BE HELD THURSDAY, OCTOBER 30, 1997

     The 1997 Annual Meeting of Stockholders of Concurrent Computer Corporation will be held at the DoubleTree Guest Suites, 555 N.W. 62nd Street, Fort Lauderdale, Florida, at 2:00 p.m., on Thursday, October 30, 1997. The Annual Meeting is being held to consider and act upon the following matters:

1. To  elect  directors.

2. To ratify the selection by the Board of Directors of KPMG Peat Marwick LLP as the Company's independent auditors for the fiscal year ending June 30, 1998.

3. To act upon a proposal to amend the Concurrent Computer Corporation 1991 Restated Stock Option Plan.

4. To transact such other business as may properly come before the meeting or any adjournment of the meeting.

     The Board of Directors has established September 19, 1997 as the record date for the determination of stockholders entitled to vote at the Annual Meeting. Only holders of Common Stock of record at the close of business on that date will be entitled to vote. A list of stockholders as of the record date will be available for inspection by stockholders at the Company's headquarters, 2101 West Cypress Creek Road, Fort Lauderdale, Florida, during regular business hours in the ten-day period prior to the Annual Meeting and at the place of the Annual Meeting on the day of the meeting. The stock transfer books of the Company will remain open.

     All  stockholders  are  cordially  invited  to  attend  the  meeting.

     By  order  of  the  Board  of  Directors,

                             KAREN  G.  FINK
                             Vice  President,  General
                             Counsel  and  Secretary

October  1,  1997

                        CONCURRENT COMPUTER CORPORATION
                         2101 WEST CYPRESS CREEK ROAD
                        FORT LAUDERDALE, FLORIDA 33309

                                PROXY STATEMENT

     This proxy statement and the proxy card are first being sent to stockholders on or about October 1, 1997, and are furnished in connection with the solicitation of proxies to be voted at the 1997 Annual Meeting of Stockholders of Concurrent Computer Corporation (the "Company" or "Concurrent") to be held at the DoubleTree Guest Suites, Fort Lauderdale, Florida, at 2:00 p.m. on Thursday, October 30, 1997.

SOLICITATION  OF  PROXIES

     The enclosed proxy is solicited by the Board of Directors of the Company and will be voted at the Annual Meeting and any adjournments thereof by the proxy holders (E. Courtney Siegel, President and Chief Executive Officer; Daniel S. Dunleavy, Executive Vice President, Chief Financial Officer and Chief Administrative Officer; and Karen G. Fink, Vice President, General Counsel and Secretary of the Company) (the "Proxy Holders"). All proxies will be voted in accordance with the instructions contained in the proxy, and if no choice is specified, the proxies will be voted in favor of the proposals set forth in the Notice of Annual Meeting (the "Notice"), including the nominees for directors. Any proxy may be revoked by a stockholder at any time before it is exercised by delivering to the Company a proxy bearing a later date or a written notice of revocation, or by voting in person at the meeting.

     All costs of solicitation of proxies will be borne by the Company. In addition to solicitations by mail, the Company's Directors, officers and employees, without additional remuneration, may solicit proxies by telephone and personal interviews. Brokers, custodians and fiduciaries will be requested to forward proxy soliciting material to the owners of stock held in their names, and the Company will reimburse them for their related out-of-pocket expenses.

VOTING  INFORMATION

     Only  the  holders  of Common Stock of record at the close of business on
September 19, 1997 are entitled to vote at the meeting. On that date 46,544,808 shares of Common Stock were outstanding, each of which entitles the holder to one vote on each matter properly to come before the meeting. The presence, in person or by proxy, of the holder of a majority of such outstanding shares will constitute a quorum at the meeting. Abstentions and "broker non-votes" will be counted for purposes of determining the presence or absence of a quorum for the transaction of business. All matters, other than the election of directors, will be decided by the affirmative vote of a majority of the shares present or represented at the meeting and entitled to vote on that matter. Abstentions are counted in tabulations of the votes cast on proposals presented to stockholders and, consequently, have the same effect as a vote against a proposal, whereas broker non-votes are not counted in tabulations of the votes cast and, consequently, have no effect on determining whether a proposal has been approved. With regard to the election of directors, votes may be cast in favor or withheld. Assuming the presence of a quorum, the six nominees for Director receiving the highest number of votes cast by stockholders entitled to vote for the election of Directors shall be elected.

1998  STOCKHOLDER  PROPOSALS

     Proposals of stockholders for possible consideration at the 1998 Annual Meeting of Stockholders (expected to be held in October 1998) must be received by the Secretary of the Company at 2101 West Cypress Creek Road, Fort Lauderdale, Florida 33309 not later than June 3, 1998 to be considered for inclusion in the proxy statement for that meeting if appropriate for consideration under applicable securities laws. The Company will consider responsible recommendations by stockholders of candidates to be nominated as directors of the Company. All such recommendations must be in writing and addressed to the Secretary of the Company. By accepting a stockholder recommendation for consideration, the Company does not undertake to adopt or take any other action concerning the recommendation or to give the proponent its reasons for any action or failure to act.

                             ELECTION OF DIRECTORS
                              (ITEM 1 OF NOTICE)

     The authorized number of Directors is presently fixed at eight. Messrs. Dewey and Sparacino are not standing for reelection. The Board, therefore, has reduced the authorized number of Directors of the Company to six, effective upon the convening of the 1997 Annual Meeting. The six remaining Directors are nominees standing for reelection to the Board of Directors at the Annual Meeting and all have agreed to serve if elected. Directors will be elected to hold office until the 1998 Annual Meeting and until their successors have been elected and qualified. Unless a contrary direction is indicated on the proxy card, the Proxy Holders will vote the proxies received by them for the nominees or, in the event of a contingency not presently foreseen, for the election of such substitute nominee(s), if any, as the Board of Directors may propose. There are no other arrangements or understandings between any nominee and any other person pursuant to which he was or is to be selected as a Director or nominee. None of the nominees nor any of the incumbent Directors is related to any other nominee or Director or to any executive officer of the Company or any of its subsidiaries by blood, marriage or adoption.

     THE  BOARD  OF  DIRECTORS  RECOMMENDS  A  VOTE  "FOR"  THE  NOMINEES

     Information on each Director's principal occupation and business experience for at least the last five years and the name of other publicly held companies in which he serves as a director is set forth below.

     MICHAEL A. BRUNNER. Age 64 and a Director since November 1994. Mr. Brunner is the former President, AT&T Federal Systems from 1986-1992, a division of AT&T focused on federal communications and computer systems programs. He served in additional management, operating, sales, accounting and personnel positions with AT&T over a career spanning 37 years. Mr. Brunner serves as a director of Westell Technologies, Inc. and as a director and past Chairman of The Leonard Center for Excellence in Engineering at Pennsylvania State University. He also serves as a director of one privately owned company.

     MORTON E. HANDEL. Age 62 and a Director since June 1991. Mr. Handel has served as Chairman of the Board since November 1996. He is President of S&H Consulting, Ltd., a privately held investment and consulting company. He also is President and Chief Executive Officer of Ranger Industries, Inc., formerly Coleco Industries, Inc. From 1988 to 1990, he served as Chairman of the Board and Chief Executive Officer of Coleco Industries, Inc., a publicly held company and formerly a manufacturer of toys and games. Prior to that time, and from 1983, he served as Executive Vice President and, from 1974 to 1983, as Chief Financial Officer of Coleco. He is Vice Chairman, Board of Regents, University of Hartford and serves as a director of CompUSA Inc., a Dallas-based computer products retailer, Ithaca Industries Inc., a private-label manufacturer of mens and ladies underwear and hosiery, and ToyBiz Inc., a New York Stock Exchange-listed manufacturer of toys and games, as well as several not-for-profit entities.

     C. SHELTON JAMES. Age 57 and Director since July 1996. Since May 1991, Mr. James has served as Chief Executive Officer of Elcotel, Inc., a public company that manufactures telecommunications equipment. Mr. James is also President of Fundamental Management Corporation, an investment management firm specializing in active investment in small capitalization companies, where he served as Executive Vice President from 1990 to April 1993. Prior to 1990,
Mr. James was Executive Vice President of Gould, Inc., a diversified electronics company, and President of Gould's Computer Systems Division. Mr. James is Chairman of the Board of Directors of Elcotel, Inc. and a Director of CyberGuard Corporation, CSPI, NAI Technologies, Inc., Fundamental Management Corporation, SK Technologies, Inc. and Group Long Distance Inc.

     MICHAEL F. MAGUIRE. Age 70 and a Director since July 1996. Since 1984, Mr. Maguire has served as President, Director, and sole shareholder of Maguire Investment Management, Inc., a management consulting company. For more than 13 years, Mr. Maguire served as an executive at Harris Corporation, most recently as Senior Vice President from 1979 to 1986. Mr. Maguire is a director of CyberGuard Corporation and Paravant Computer Systems, as well as several non-profit corporations.

     RICHARD P. RIFENBURGH. Age 65 and a Director since June 1991. Mr. Rifenburgh is Chairman of the Board of Moval Management Corporation, a privately held company specializing in restoring companies in financial distress. He is, or in the past five years has been, a director of the
following  public  companies:    Tristar  Corporation  (formerly known as Ross
Cosmetics Distribution Centers, Inc.) since June 1992 and Chairman since August 1992; Miniscribe Corporation (manufacturer of disc drives for personal computers), Chairman and CEO from 1989 to 1991; Library Bureau (manufacturer of library furniture) from 1976 to 1995 and CyberGuard Corporation since June 1996. His experience also includes three years as a General Partner of Hambrecht & Quist Venture Partners; one year as Chairman of the Board and CEO of GCA Corporation, a publicly held manufacturer of semiconductor manufacturing equipment; founding Mohawk Data Sciences Corporation, a publicly held manufacturer of computer equipment in 1964 and later serving as Chairman of the Board through 1974; and two years (1975 and 1976) as Chairman of the Board of the Communications and Computer Industry Association.

     E. COURTNEY SIEGEL. Age 47 and a Director since July 1996. He is President and Chief Executive Officer of Concurrent. Mr. Siegel previously served as Chairman, President and Chief Executive Officer of Harris Computer Systems Corporation (renamed CyberGuard Corporation) since October 1994. Prior to that time, and since 1990, Mr. Siegel served as a Vice President, General Manager of the Harris Computer Systems Division of Harris Corporation. Mr. Siegel's twenty year career in the computer technology field includes serving as Vice President of standoff weapons at Rockwell International Corporation, a producer of electronics, aerospace, automotive and graphics equipment, and as Vice President of Harris Government Support Systems
Division's  Orlando  Operation.

CORPORATE  GOVERNANCE

     Concurrent is a corporation created and chartered under the laws of Delaware. It is governed by a Board of Directors and its Committees. As permitted under Delaware law and the Certificate of Incorporation and By-laws of the Company, the Board of Directors has established and delegated certain authority and responsibility to four standing committees: the Executive Committee; the Audit Committee; the Finance Committee; and the Compensation Committee. The Board annually reviews the membership of and the authority and responsibility delegated to each Committee at the organizational meeting of Directors immediately following the Annual Meeting of Stockholders. Mr. Siegel is an ex officio member of all Committees of which he is not otherwise a member. From time to time as required, the Chairman of the Board has the authority from the Board of Directors to establish a nominating committee to recommend nominees to fill vacancies on the Board, newly created directorships, and expired terms of Directors.

     The current members of the Executive Committee are Messrs. Siegel (Chairman), Handel and Rifenburgh. The Committee has, to the extent legally permitted, the power and authority of the Board of Directors in periods between meetings of the full Board. No meetings of the Executive Committee were held during the Company's fiscal year ended June 30, 1997. All matters that could have been addressed by the Committee during the fiscal year were addressed by the full Board of Directors.

     The current members of the Audit Committee are Messrs. Rifenburgh (Chairman), Brunner, Dewey, James and Maguire. The current principal responsibilities of the Committee are to review the Company's financial statements contained in filings with the Commission, matters relating to the examination of the Company by its independent auditors, accounting procedures and controls, and the use and security of the Company's liquid assets through the review of the Treasurer's function, and to recommend the appointment of independent accountants to the Board for its consideration and approval subject to ratification by the stockholders. The Audit Committee held four meetings during the fiscal year ended June 30, 1997.

     The current members of the Finance Committee are Messrs. Handel (Chairman), James, Rifenburgh and Sparacino. The current principal responsibilities of the Committee are to review, appraise and recommend actions relating to the Company's capital structure, to review the Company's compliance with financial covenants in its financing documents, and to review capital needs and expenditures, risk-management programs and financial performance of the retirement savings plan. The Finance Committee held four meetings during the fiscal year ended June 30, 1997.

     The  current  members  of  the Compensation Committee are Messrs. Brunner
(Chairman),  Handel,  Maguire  and  Sparacino.    The  current  principal
responsibilities of the Committee are to make recommendations with respect to executive officer and senior management compensation and incentive compensation programs and, subject to limitations, to administer the Company's stock option plans, stock purchase plan and stock bonus plan, including the issuance of stock in connection with the Company's retirement savings plan and incentive bonus plans, and to review management development and succession programs. The Compensation Committee held four meetings during the fiscal year ended June 30, 1997.

     During the fiscal year ended June 30, 1997, there were six meetings of the Board of Directors and twelve meetings of the standing committees of the Board. All of the Directors attended more than 75% of the aggregate number of meetings of the Board and the Committees on which they served during their tenure.

DIRECTORS'  COMPENSATION

     Non-employee Directors receive a $15,000 annual retainer payable upon election as Director of the Company at the Annual Meeting of Stockholders (and a pro rata amount to any non-employee who becomes a Director of the Company thereafter, payable at the time of becoming a non-employee Director), and $2,000 per meeting (including supplemental meetings in person with management where the business to be conducted cannot be reasonably accomplished during any scheduled meeting times and is necessary in furtherance of the required duties of a Director) not to exceed $2,000 per day for attendance at Board, Committee and supplemental meetings regardless of the number of meetings attended on a given day, payable following such meetings. Mr. Handel receives $35,000 per annum for serving as Chairman of the Board. Non-employee Directors who serve as chairman of Committees of the Board of Directors receive $4,000 per annum, payable quarterly at the end of a quarter.

     The Concurrent 1991 Restated Stock Option Plan currently provides that options may not be granted to non-employee Directors except that upon the initial election of a non-employee Director, such non-employee Director will automatically receive an option to purchase 20,000 shares of Concurrent Common Stock and on the date of each successive Annual Meeting of Concurrent Stockholders each non-employee Director will automatically receive an option to purchase 3,000 shares of Concurrent Common Stock. The options are fully vested non-statutory options and are priced at 100% of the fair market value of Concurrent Common Stock on the date of grant. In addition, each option terminates, to the extent not exercised prior thereto, upon the earlier to occur of (i) the tenth anniversary of the date of grant and (ii) the optionee's removal or resignation (other than by reason of death or disability) as a member of the Board. The Plan has been amended, subject to stockholder approval at the 1997 Annual Meeting, to increase the number of shares subject of annual grants of options from 3,000 to 10,000, beginning with the options to be granted on the date of the 1997 Annual Meeting, and to permit the exercise of options granted to non-employee Directors under the Plan for a three-year period following retirement from the Board of Directors. See page 16.

EXECUTIVE  COMPENSATION

     The following table sets forth certain required summary compensation information for services to the Company for the fiscal years ended June 30, 1997, 1996 and 1995, for Mr. Siegel and the four most highly compensated executive officers for fiscal 1997.


                                   SUMMARY COMPENSATION TABLE

                                                                      LONG TERM
                                        ANNUAL COMPENSATION          COMPENSATION
                                 ----------------------------------   -----------
                                                                        AWARDS
                                                                      -----------
                                                                      SECURITIES
                                                                      UNDERLYING     ALL OTHER
NAME AND                         FISCAL   SALARY    BONUS     OTHER     OPTIONS    COMPENSATION
PRINCIPAL POSITION                YEAR     ($)     ($) (a)   ($) (b)    (#) (c)       ($) (d)
-------------------------------  ------  --------  --------  -------  -----------  -------------
E.C. Siegel (e)                    1997   300,000   200,000        -      250,000         17,898
  President and Chief              1996     1,615         -        -    1,250,000              -
 Executive Officer

D.S. Dunleavy (f)                  1997   160,000    64,000        -       80,000          9,561
 Executive Vice President,         1996       969         -               400,000              -
 Chief Financial Officer and
 Chief Administrative Officer

G.E. Chapman                       1997   150,000    67,500        -       80,000         17,704
 Vice President, International     1996   151,268         -        -      400,000          3,000
 Operations                        1995   148,846         -        -      141,900          3,836

F.R. Lee (f)                       1997   150,000    58,000        -       80,000         32,700
 Vice President, Production        1996         -         -               400,000              -
 Operations and Logistics

M. N. Smith (f)                    1997   145,600    65,520        -       80,000          8,701
 Vice President, Video-On-         1996       888         -               400,000              -
 Demand

__________________
(a)     No incentive compensation under the Company's Executive Bonus Plan for fiscal 1996 or
1995  was  earned  or  paid.
(b)     None of the executive officers named in the Summary Compensation Table received personal benefits  in  excess of the lesser of $50,000 or 10% of total compensation for fiscal 1997, 1996 or  1995.
(c)     For  fiscal  1997,  consists of options issued to replace a corresponding number of performance-based  options  granted  in  fiscal 1996 (which were cancelled in fiscal 1997).  For fiscal  1995,  includes  71,900  repriced  stock  option  grants  for  Mr.  Chapman.
(d)     Represents the Company's matching contribution during the year and, for Mr. Chapman in fiscal 1996 and 1995, annual contribution during the year for the prior fiscal year in shares of
Common  Stock,  based  on  the  value of such shares at the time of contribution, to such person under  the Company's Retirement Savings Plan, a defined contribution plan.  For fiscal 1997, for
Messrs.  Chapman  and  Lee,  also includes $12,500 and $24,167, respectively, paid in connection with  relocation.
(e)     Elected  President  and Chief Executive Officer on June 27, 1996.  The compensation reported  for  fiscal  1996  reflects  only  the  remaining  two  work-days  of  the  year.
(f)     Elected as an executive officer on June 27, 1996.  The compensation reported for fiscal
1996  reflects  only  the  remaining  two  work-days  of  the  year.

OPTION  GRANTS

     The following table shows all grants of stock options to the executive officers named in the Summary Compensation Table during fiscal 1997. All such stock options were issued to replace a corresponding number of performance-based stock options granted in fiscal 1996. No stock appreciation rights were granted during fiscal 1997.


                       OPTION GRANTS IN LAST FISCAL YEAR

                      INDIVIDUAL GRANTS                              POTENTIAL REALIZABLE VALUE
                      -----------------
                                 PERCENT OF                               AT ASSUMED ANNUAL
                               TOTAL OPTIONS                             RATES OF STOCK PRICE
                                 GRANTED TO    EXERCISE OR              APPRECIATION FOR OPTION
                  OPTIONS         EMPLOYEES     BASE PRICE  EXPIRATION   TERM
  NAME         GRANTED (#)(a)  IN FISCAL YEAR   ($/SHARE)     DATE        5%  ($)     10%  ($)
  ----         --------------  --------------  -----------  ----------  -----------  ----------
E.C. Siegel           250,000           15.2%         2.44     11/7/06      383,233     971,187

D.S. Dunleavy          80,000            4.9%         2.44     11/7/06      122,634     310,780

G.E. Chapman           80,000            4.9%         2.44     11/7/06      122,634     310,780

F.R. Lee               80,000            4.9%         2.44     11/7/06      122,634     310,780

M.N. Smith             80,000            4.9%         2.44     11/7/06      122,634     310,780

__________________
(a)     The  term  of  each  stock  option  is  10  years  and  each option is exercisable in full on the third anniversary of the date of grant. The exercise price is the fair market value of a share of Common Stock on the date of grant.

OPTION  EXERCISES  IN  LAST  FISCAL  YEAR  AND  FISCAL  YEAR-END OPTION VALUES

     The following table provides information with respect to the number and value of unexercised options to purchase the Company's Common Stock held by the executive officers named in the Summary Compensation Table at June 30, 1997. None of the named executive officers exercised any options during fiscal 1997.


                         FISCAL YEAR-END OPTION VALUES

                                                   VALUE OF UNEXERCISED
                    NUMBER OF UNEXERCISED        IN-THE-MONEY OPTIONS AT
                 OPTIONS AT FISCAL YEAR-END       FISCAL     YEAR-END (a)
               ------------------------------  ---------------------------
NAME           EXERCISABLE (b)  UNEXERCISABLE  EXERCISABLE   UNEXERCISABLE
-------------  ---------------  -------------  ------------  -------------
E.C. Siegel            333,334        916,666             -              -

D.S. Dunleavy          106,667        293,333             -              -

G.E. Chapman           248,567        293,333  $     98,524              -

F.R. Lee               106,667        293,333             -              -

M.N. Smith             106,667        293,333             -              -

(a) Based on the fair market value of the Company's Common Stock on June 30, 1997 ($1.81).
(b)  Includes  options  exercisable  within  60  days  of  June  30,  1997.

REPLACEMENT  STOCK  OPTIONS

     Effective June 27, 1996, the Company granted an aggregate of 810,000 performance-based stock options having an exercise price of $2.10 per share to the executive officers of the Company. The right to exercise such options was based upon the degree of achievement of financial objectives over a three-year period. The options were to vest 60% at the conclusion of the three-year period and 40% at the last day of the fiscal year following the conclusion of that period, based upon achievement of the financial objectives.

     In  November  1996,  following  the  presentation  to  the  Compensation
Committee of the Board of Directors of an analysis by the Company's independent auditors of the potential adverse impact on the Company's income statement of the grants of the performance based options, the Company cancelled all such options and replaced them with a corresponding number of options having an exercise price of $2.44 per share (the then-current market price of a share of the Company's Common Stock) that vest in full on the third anniversary of the date of grant. The table below presents the required disclosure of all options held by executive officers repriced during the last 10 completed fiscal years.


                                    TEN-YEAR OPTION/SAR REPRICINGS

                               NUMBER OF
                             -------------
                              SECURITIES    MARKET PRICE                                  LENGTH OF
                              UNDERLYING     OF STOCK AT   EXERCISE PRICE              ORIGINAL OPTION
                             OPTIONS/SARS      TIME OF       AT TIME OF        NEW     TERM REMAINING
                               PRICED OR    REPRICING OR    REPRICING OR    EXERCISE     AT DATE OF
CURRENT                         AMENDED       AMENDMENT       AMENDMENT       PRICE     REPRICING OR
EXECUTIVE OFFICERS   DATE        # (a)          # (a)           # (a)         # (a)       AMENDMENT
------------------  -------  -------------  -------------  ---------------  ---------  ---------------
E. Courtney Siegel  11/7/96        250,000           2.44             2.10       2.44              9.7

Daniel S. Dunleavy  11/7/96         80,000           2.44             2.10       2.44              9.7

George E. Chapman    3/1/95          1,700           1.06             2.13       1.35              7.4
                     3/1/95            200           1.06             3.31       1.35              8.5
                     3/1/95         30,000           1.06             1.63       1.35              8.9
                     3/1/95          1,800           1.06             1.63       1.35              8.9
                     3/1/95         35,000           1.06             1.78       1.35              9.3
                     3/1/95          3,200           1.06             2.13       1.35              9.5
                    11/7/96         80,000           2.44             2.10       2.44              9.7

Robert Chism        11/7/96         80,000           2.44             2.10       2.44              9.7

Karen G. Fink       11/7/96         80,000           2.44             2.10       2.44              9.7

Fred R. Lee         11/7/96         80,000           2.44             2.10       2.44              9.7

Robert T. Menzel    11/7/96         80,000           2.44             2.10       2.44              9.7

Michael N. Smith    11/7/96         80,000           2.44             2.10       2.44              9.7

FORMER
-------------------
EXECUTIVE OFFICERS
-------------------
David S. Cowie     11/22/89          1,081          25.63            45.00      25.63              8.9
                   11/22/89            264          25.63            47.50      25.63              9.7
                   11/15/90          1,345           1.88            26.63       1.88              9.0
                    8/25/93            100           3.31             4.38       3.31              9.8
                    8/25/93          2,349           3.31             4.38       3.31              9.8
                     3/1/95          1,345           1.06             2.13       1.35              5.7
                     3/1/95          2,700           1.06             1.88       1.35              6.8
                     3/1/95          2,800           1.06             2.81       1.35              7.4
                     3/1/95          1,125           1.06             2.13       1.35              8.5
                     3/1/95         20,000           1.06             3.31       1.35              8.5
                     3/1/95            100           1.06             3.31       1.35              8.5
                     3/1/95          2,349           1.06             3.31       1.35              8.5
                     3/1/95          3,450           1.06             3.31       1.35              8.9
                     3/1/95         35,000           1.06             1.63       1.35              9.3
                     3/1/95          3,000           1.06             1.78       1.35              9.5
                     3/1/95         10,000           1.06             2.13       1.35              9.5

Kevin J. Dell      11/22/89            400          25.63            45.00      25.63              8.9
                   11/22/89            750          25.63            47.50      25.63              9.7
                   11/15/90          1,150           1.88            25.63       1.88              9.0
                   11/15/90          1,000           1.88            17.50       1.88              9.4
                    8/25/93          1,000           3.31             4.38       3.31              7.8
                    8/25/93            100           3.31             4.38       3.31              7.8
                    8/25/93          5,499           3.31             4.38       3.31              7.8
                     3/1/95          2,150           1.06             1.88       1.35              5.7
                     3/1/95          2,150           1.06             2.13       1.35              7.4
                     3/1/95          1,000           1.06             3.75       1.35              8.2
                     3/1/95          1,500           1.06             3.31       1.35              8.5
                     3/1/95         20,000           1.06             3.31       1.35              8.5
                     3/1/95            100           1.06             3.31       1.35              8.5
                     3/1/95          5,499           1.06             3.31       1.35              8.5
                     3/1/95          1,000           1.06             3.31       1.35              8.5
                     3/1/95          3,325           1.06             1.63       1.35              8.9
                     3/1/95         25,000           1.06             1.78       1.35              9.3
                     3/1/95          3,300           1.06             2.13       1.35              9.5
                     3/1/95          3,000           1.06             2.13       1.35              9.5

Robert J. Kovarcik   3/1/95            100           1.06             4.38       1.35              6.5
                     3/1/95          4,364           1.06             4.38       1.35              6.5
                     3/1/95          2,300           1.06             2.13       1.35              7.4
                     3/1/95            900           1.06             3.31       1.35              8.5
                     3/1/95          1,610           1.06             1.63       1.35              8.9
                     3/1/95         35,000           1.06             1.78       1.35              9.3
                     3/1/95         20,000           1.06             1.78       1.35              9.3
                     3/1/95          3,000           1.06             2.13       1.35              9.5

Roger J. Mason       3/1/95         30,000           1.06             1.72       1.35              9.7
                     3/1/95         30,000           1.06             1.72       1.35              9.7

Charles R. Maule     3/1/95         30,000           1.06             1.72       1.35              9.7
                     3/1/95         35,000           1.06             1.72       1.35              9.7


C. Dennis McWatters  3/1/95          3,000           1.06             3.00       1.35              8.7
                     3/1/95         21,000           1.06             1.63       1.35              8.9
                     3/1/95          2,300           1.06             2.13       1.35              9.5
                     3/1/95          6,000           1.06             1.72       1.35              9.5
                     3/1/95         35,000           1.06             1.72       1.35              9.5

John T. Stihl       8/25/93         10,000           3.31             3.75       3.31              9.7
                     3/1/95         15,000           1.06             4.38       1.35              6.2
                     3/1/95         26,187           1.06             4.63       1.35              6.3
                     3/1/95         15,000           1.06             2.13       1.35              7.2
                     3/1/95         35,200           1.06             3.31       1.35              7.4
                     3/1/95         10,100           1.06             3.31       1.35              8.5
                     3/1/95         64,969           1.06             3.31       1.35              8.5
                     3/1/95        135,031           1.06             3.31       1.35              8.5
                     3/1/95         10,000           1.06             1.63       1.35              8.5
                     3/1/95          8,625           1.06             1.78       1.35              8.9
                     3/1/95         66,055           1.06             1.78       1.35              9.3
                     3/1/95         33,945           1.06             2.13       1.35              9.3
                     3/1/95         31,100           1.06             1.69       1.35              9.5

David L. Vienneau    3/1/95         30,000           1.06             1.69       1.35              9.2
                     3/1/95         25,000           1.06             1.78       1.35              9.3
                     3/1/95          3,000           1.06             2.13       1.35              9.5

(a) For transactions prior to February 7, 1992, the number of securities, market price and exercise price have been adjusted to reflect the one-for-ten reverse stock split effective that date.

EXECUTIVE  EMPLOYMENT  AGREEMENTS

     The Company has entered into employment agreements with its executive officers. With the exception of the employment agreement with Mr. Siegel, these agreements contain generally the same terms and provide for a base salary to be reviewed for increase annually with such increases as shall be awarded at the discretion of the Board of Directors. The agreements also provide for an annual bonus opportunity in a target amount to be established by the Board of Directors at the recommendation of the Compensation Committee, the actual amounts to be paid depending upon the degree of achievement of various objectives reasonably consistent with the Company's business plan to be approved annually by the Board of Directors.

     Employment under the employment agreements with executive officers of the Company may be terminated by either the Company or the respective executive officer at any time. In the event the executive officer voluntarily resigns (except as described below) or is terminated for cause, compensation under the employment agreement will end. In the event an agreement is terminated directly by the Company without cause or in certain circumstances constructively by the Company, the terminated employee will receive severance compensation for a one-year period, in an annualized amount equal to the respective employee's base salary then in effect plus an amount equal to the then most recent annual bonus paid or, if determined, payable, to such employee.

     Concurrent and Mr. Siegel entered into an employment agreement dated as of March 26, 1996 (the "Siegel Employment Agreement"), which became effective on June 27, 1996. The Siegel Employment Agreement provides for the employment of Mr. Siegel as President and Chief Executive Officer of Concurrent at an
initial annual base salary of $300,000 subject to annual review by the Concurrent Board (or any committee delegated by the Concurrent Board to review executive compensation). Pursuant to the Siegel Employment Agreement, Mr. Siegel has been granted equity participation options to purchase 1,250,000 shares of Concurrent Common Stock. The Siegel Employment Agreement provides for Mr. Siegel to have an initial target bonus for the achievement of certain performance objectives established by the Concurrent Board, or a committee thereof, of 65% of his annual base salary, and subsequent target bonuses that may be increased by no more than an additional 50% of the initial target bonus.

     The Concurrent Board may terminate the Siegel Employment Agreement for "cause." The Siegel Employment Agreement defines "cause" as willful acts against Concurrent intended to enrich Mr. Siegel at the expense of Concurrent, the conviction of Mr. Siegel for a felony involving moral turpitude, willful and gross neglect by Mr. Siegel of his duties or the intentional failure of Mr. Siegel to observe policies of the Concurrent Board that have or will have a material adverse effect on Concurrent. If the Siegel Employment Agreement is terminated by Concurrent other than for "cause" or the death, disability or normal retirement of Mr. Siegel or by Mr. Siegel for "good reason," Mr. Siegel will receive severance pay of two times his annual base salary and two times his target bonus as in effect immediately prior to termination, and at least one-third of Mr. Siegel's stock options and stock appreciation rights, if any, will be exercisable at termination. If Mr. Siegel's employment with Concurrent is terminated within three years following a "change in control" by Concurrent other than for "cause" or the death, disability or normal retirement of Mr. Siegel or by Mr. Siegel for "good reason," Mr. Siegel will receive severance pay of three times his annual base salary and three times his target bonus as in effect immediately prior to termination, and all of Mr. Siegel's stock options and stock appreciation rights, if any, will become exercisable at termination. If Mr. Siegel's employment is terminated at any time by Concurrent for "cause" or by Mr. Siegel other than for "good reason," the Siegel Employment Agreement prohibits Mr. Siegel from engaging in any business competitive with the business of Concurrent for a one-year period following the effective date of termination. If Mr. Siegel's employment is terminated by Concurrent other than for "cause" or the death, disability or normal retirement of Mr. Siegel or by Mr. Siegel for "good reason," other than within three years of a "change in control," the Siegel Employment Agreement prohibits Mr. Siegel from engaging in any business competitive with the business of Concurrent for a two-year period following the effective date of termination.

COMPENSATION  COMMITTEE  REPORT  ON  EXECUTIVE  COMPENSATION

OVERVIEW  AND  PHILOSOPHY

     The Company's primary objective is to maximize stockholder value over time by developing and implementing a comprehensive business strategy. The Compensation Committee's primary objective is to review compensation programs, employee benefit plans, and personnel policies applicable to officers and other members of senior management of the Company to assure that they support the Company's objectives and are in the long-term interests of the stockholders. The Compensation Committee reviews performance of executive officers and recommends appropriate compensation, including cash and incentive compensation, and stock option grants for approval by the Board. The Compensation Committee's overall compensation philosophy is to provide rewards that (1) are linked to the achievement of Company and individual performance objectives, (2) align employee interests with the interests of its stockholders, (3) are sufficient to attract and retain needed, high-quality employees, and (4) provide a mix of cash and potential stock ownership tied to the immediate and long term business strategy. The Compensation Committee solicits and analyzes periodic reports from independent consultants retained by management regarding the appropriateness of compensation levels.

EXECUTIVE  OFFICER  COMPENSATION

     The Compensation Committee uses the following key principles in structuring, reviewing and revisiting compensation targets and packages of executive officers:

          EQUITY AT-RISK LINK of Company performance and individual rewards to instill ownership (stockholder) thinking. Recognition of individual contributions toward achievement of specific business objectives as well as overall Company results.

          COMPETITIVE POSITION of both base salary and total compensation with the high technology computer industry.

          MANAGEMENT DEVELOPMENT programs designed to successfully attract and retain individuals who can maximize the creation of stockholder value, and motivate employees to attain Company and individual performance objectives.

COMPONENTS  OF  EXECUTIVE  COMPENSATION

     The three components of executive compensation are (1) base salary, (2) annual incentive (bonus) awards and (3) equity participation.

     BASE SALARY. Base salary is determined based on competitive factors and individual and Company performance. It is targeted to be at approximately the average of the high technology computer industry for comparable positions of
responsibility.    Annual  increases  are  intended  to  be  consistent  with individual  and  Company  performance  and  competitive  with industry trends.

     ANNUAL INCENTIVE (BONUS) AWARDS. At the beginning of each fiscal year, the Compensation Committee establishes Company performance objectives for the fiscal year and target bonus opportunities for each executive officer based on the achievement of Company and individual performance objectives. The target bonus opportunity is a percentage of base salary initially established at the time the person became an executive officer, generally 30 to 50% for executive officers other than the chief executive officer and 65% for the chief executive officer. The target bonus opportunity is reviewed periodically for increase based on level of responsibility, potential contribution to the achievement of Company objectives and competitive practices. Under recent plans, the target bonus is earned 75% based on the achievement of Company performance objectives set annually, for example, the achievement of a certain level of revenue and before tax income or profitability, and 25% based on the achievement of individual performance objectives tied to the Company's annual business plan. Minimum thresholds of achievement are also established. Actual awards are determined at the end of the fiscal year based on achievement of the established Company and individual performance objectives. Based on corporate performance results against targeted objectives, $602,270 was paid to the eight current executive officers of the Company for fiscal 1997.

     EQUITY PARTICIPATION. Equity participation is in the form of stock option grants with exercise prices equal to the fair market value of a share of Common Stock at the effective date of grant. The Committee supports aggregate executive officer equity participation in the range of 10% of outstanding equity and, accordingly, the Board has granted stock options to purchase an aggregate of 4,050,000 shares to the eight current executive officers of the Company.

CHIEF  EXECUTIVE  OFFICER  COMPENSATION

     Mr. Siegel was elected to the position of President and Chief Executive Officer of the Company effective on June 27, 1996. His employment agreement with Concurrent provides for a base salary for fiscal 1997 of $300,000, and for a target bonus based upon achievement of certain performance objectives of 65% of his base salary. The Company met its performance objectives for fiscal 1997, and accordingly, Mr. Siegel earned a bonus of $195,000. The Board also awarded Mr. Siegel an additional $5,000, in recognition of his outstanding leadership over the past year, but taking due consideration of the Company's financial resources.

REPLACEMENT  STOCK  OPTIONS

     In fiscal 1996, the Company utilized its Long-Term Incentive Compensation Plan (the "LTIC Plan") to provide incentive for achievement of long-term financial success of the Company. Pursuant to the LTIC Plan, the Company granted performance-based stock options for an aggregate of 810,000 shares to the eight current executive officers of the Company, including options for 250,000 shares to Mr. Siegel, having an exercise price of $2.10 per share.

     In November 1996, following a presentation to the Compensation Committee of an analysis by the Company's independent auditors of the potential adverse impact on the Company's income statement of the grants of the performance-based options, the Compensation Committee recommended to the Board of Directors, and the Board of Directors approved, the cancellation of such options and replacement thereof with a corresponding number of options having an exercise price of $2.44 per share (the then-current market price of a share of the Company's Common Stock) that vest in full on the third anniversary of the date of grant.

CONCLUSION

     The Compensation Committee believes the executive compensation policies and programs serve the interest of the stockholders and the Company. The Compensation Committee also believes the base salary amounts, bonus awards and equity participation grants for executive officers have been linked to and are commensurate with Company performance and individual efforts in achieving the strategic goals of the Company.

COMPENSATION  COMMITTEE  FOR  FY'97

Michael  A.  Brunner,  Chairman
Morton  E.  Handel
Michael  F.  Maguire
Robert  R.  Sparacino

PERFORMANCE  GRAPH

     The graph below compares the total returns (assuming reinvestment of dividends) of the Company's Common Stock, the NASDAQ Stock Market (U.S. companies) and a peer group of companies determined by the Company. The graph assumes $100 invested on June 30, 1992 in Concurrent Common Stock and each of the indices.



               COMPARISON OF FIVE YEAR-CUMULATIVE TOTAL RETURNS
                             PERFORMANCE GRAPH FOR
                        CONCURRENT COMPUTER CORPORATION


          Concurrent Computer      Nasdaq Stock Market      Self-Determined
DATE          Corporation            (US Companies)           Peer Group
-------  ----------------------  -----------------------  ------------------
6/30/92                  100.00                   100.00              100.00
6/30/93                  182.35                   125.76              125.34
6/30/94                   88.24                   126.97               92.52
6/30/95                  117.65                   169.47              159.19
6/28/96                   94.12                   217.59              136.07
6/30/97                   85.29                   264.60              127.11

COMPANIES  IN  THE  SELF-DETERMINED  PEER  GROUP

DATA  GENERAL  CORP             DIGITAL  EQUIPMENT  CORP
ENCORE  COMPUTER  CORP          SEQUENT  COMPUTER  SYSTEMS  INC
SILICON  GRAPHICS  INC          STRATUS  COMPUTER  INC
TANDEM  COMPUTERS  INC

NOTES:

A. The lines represent monthly index levels derived from compounded daily returns that include all dividends.
B. The indexes are reweighted daily, using the market capitalization on the previous trading day.
C. If the monthly interval, based on the fiscal year-end, is not a trading day, the preceding trading day is used.
D.      The index level for all series was set to $100.00 on June 30, 1992.
E. Harris Computer Systems Corporation (re-named CyberGuard Corporation), which was included in the self-determined peer group in prior years, has been omitted from the self-determined peer group because it is no longer a computer manufacturer.
F. Convex Computer Corp. and Pyramid Technology Corp., each of which was included in the self-determined peer group in prior years, have been omitted from the self-determined peer group because such companies were acquired by Hewlett-Packard Company and Siemens Nixdorf Informationssysteme AG, respectively.

SECURITY  OWNERSHIP  OF  CERTAIN  BENEFICIAL  OWNERS  AND  MANAGEMENT

     The following table sets forth, to the knowledge of the Company, the beneficial owners of more than 5% of the Company's securities as of September 19, 1997.


                                                      PERCENTAGE OF
NAME AND ADDRESS                       NUMBER OF       COMMON STOCK
OF BENEFICIAL OWNER                   SHARES OWNED     OUTSTANDING
----------------------------------  ----------------  --------------
Astoria Capital Partners, L.P. (a)  2,740,500 common            5.9%
735 Second Avenue
San Francisco, California  94118

(a) The information reported is based on Schedule 13D filed by Astoria Capital Partners, L.P. with the Securities and Exchange Commission on July 11, 1997 and is as of July 10, 1997. Astoria Capital Partners, L.P., an investment limited partnership, reported that it exercises sole voting power and sole dispositive power with respect to all 2,740,500 shares.

     The following table sets forth for each Director, and each of the persons named in the Summary Compensation Table, the number of shares and percentage of Common Stock of the Company which he reported as beneficially owned by him as of August 29, 1997, including the number of shares of Common Stock he has the right to purchase during the 60 days thereafter (through October 28, 1997) upon the exercise of existing stock options. Except as otherwise noted, the named individuals have sole voting and investment power with respect to such shares.


                                             COMMON STOCK       PERCENTAGE OF
                                          BENEFICIALLY OWNED     COMMON STOCK
NAME                                    DIRECTLY OR INDIRECTLY   OUTSTANDING
--------------------------------------  ----------------------  --------------
Michael A. Brunner (a)                                  26,000              *
George E. Chapman (b)                                  271,315              *
C. Forbes Dewey, Jr. (c)                                37,902              *
Daniel S. Dunleavy (b)                                 110,272              *
Morton E. Handel (d)                                    36,000              *
C. Shelton James (e)                                    38,000              *
Fred R. Lee (b)                                        109,792              *
Michael F. Maguire (f)                                  28,000              *
Richard P. Rifenburgh (d)                               36,000              *
E. Courtney Siegel (b)                                 373,366              *
Michael N. Smith (b)                                   114,900              *
Robert R. Sparacino (a)                                 26,000              *
Directors and current executive
  officers as a group (15 persons) (g)               1,565,675            3.4%

(a)     Represents  currently  exercisable  stock  options.
(b) Includes: (i) currently exercisable stock options to purchase shares as follows:
     Mr.  Chapman  -  248,567;  Mr. Dunleavy - 106,667; Mr. Lee - 106,667; Mr.
Siegel  -  333,334;  and
Mr. Smith - 106,667; and (ii) shares held in the Company's Retirement Savings Plan as follows:
     Mr. Chapman - 6,837; Mr. Dunleavy  - 3,605; Mr. Lee - 3,125; Mr. Siegel -
6,032;  and  Mr.  Smith  -  3,233.   With respect to Mr. Chapman, excludes 400
shares held by family members, as to which Mr. Chapman disclaims beneficial ownership.
(c)     Includes  currently  exercisable stock options to purchase 28,492
shares.   Excludes  10  shares held by a family member, as to which Mr. Dewey disclaims  beneficial  ownership.
(d) Includes currently exercisable stock options to purchase 26,000 shares.
(e) Includes currently exercisable stock options to purchase 23,000 shares. Excludes 612,900 shares held by various limited partnerships of which Fundamental Management Corporation is the General Partner, as to which Mr. James disclaims beneficial ownership.
(f) Includes currently exercisable stock options to purchase 23,000 shares.
(g) Includes 1,400,395 shares available for purchase under stock options granted under the Company's 1991 Restated Stock Option Plan which are exercisable within 60 days of August 29, 1997.

     *  Less  than  1%  of  the  Company's  outstanding  Common  Stock.

SECTION  16(A)  BENEFICIAL  OWNERSHIP  REPORTING  COMPLIANCE

     Section 16(a) of the Securities Exchange Act of 1934 requires the Company's officers and directors, and persons who beneficially own more than ten percent of a registered class of the Company's equity securities ("ten percent stockholders"), to file reports of ownership of the Company's securities  and  changes  in  such  ownership with the Securities and Exchange
Commission  (the  "Commission").    Officers,  directors  and  ten  percent
stockholders are required by the Commission's regulations to furnish the Company with copies of all Section 16(a) forms they file.

     Based solely upon its review of copies of such filings received by it and written representations from certain reporting persons that either a Form 5 was filed by such persons or that no Form 5 was required for those persons, the Company believes that during its fiscal year ended June 30, 1997 all filing requirements applicable to its officers, directors and ten percent stockholders were satisfied.

                           RATIFICATION OF AUDITORS
                              (ITEM 2 OF NOTICE)

     Upon the recommendation of the Audit Committee, the Board of Directors has selected the firm of KPMG Peat Marwick LLP, independent public accountants, as auditors of the Company for the fiscal year ending June 30, 1998 and is submitting the selection to stockholders for ratification.

     Representatives of KPMG Peat Marwick LLP are expected to be present at the Annual Meeting of Stockholders. They will have an opportunity to make a statement if they desire to do so and will also be available to respond to appropriate questions from stockholders.

     THE  BOARD  OF  DIRECTORS  RECOMMENDS  A  VOTE  "FOR"  THIS  PROPOSAL.

CHANGE  IN  ACCOUNTANTS

     On September 25, 1996, the accounting firm of KPMG Peat Marwick LLP was selected to replace the accounting firm of Coopers & Lybrand L.L.P. as independent accountants for the Company. Coopers & Lybrand L.L.P. was notified of this decision on September 25, 1996. The decision to change auditors was approved by the Board of Directors upon the recommendation of the Audit Committee.

     During the two most recent fiscal years, and subsequent interim periods, there were no disagreements with the former accountants on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements (if not resolved to the satisfaction of the former accountants) would have caused them to make reference in connection with their report to the subject matter of the disagreements. The accountants' report on the financial statements of the Company for each of the past two years did not contain any adverse opinion or disclaimer of opinion and was not qualified or modified as to uncertainty or audit scope or accounting principles.

     During the two most recent fiscal years, and the subsequent interim periods, the Company (or anyone on the Company's behalf) did not consult the newly engaged accountants regarding either the application of accounting principles to a specified transaction, either completed or proposed, or the type of audit opinion that might be rendered on the Company's financial statements.

            PROPOSED AMENDMENTS TO CONCURRENT COMPUTER CORPORATION
                        1991 RESTATED STOCK OPTION PLAN
                              (ITEM 3 OF NOTICE)

     A proposal will be presented at the Annual Meeting of Stockholders to approve amendments to the Company's 1991 Restated Stock Option Plan (the "Plan") which were adopted by the Board of Directors on August 20, 1997, subject to approval by the stockholders of the Company. The Plan is described on page 4 under the caption "Directors' Compensation". The text of the portion of the Plan proposed to be amended is set forth in Exhibit A to this Proxy Statement, and stockholders are urged to review it together with the following information, which is qualified in its entirety by reference to Exhibit A.

     Specifically, the proposed amendments provide that (i) the number of shares of Concurrent Common Stock subject of the automatic grants of stock options to the continuing non-employee Directors be increased from 3,000 to 10,000 annually, effective with the grants to be made on the date of the Annual Meeting and (ii) in the event of a Director's retirement from the Board of Directors, the stock options which are exercisable at such time may be exercised for three years thereafter.

VOTE  REQUIRED

     The affirmative vote of the holders of a majority of shares of Concurrent Common Stock present or represented at the Annual Meeting is required to adopt the amendments to the Plan. Unless otherwise instructed, properly executed proxies which are returned will be voted in favor of the proposal.

     THE  BOARD  OF  DIRECTORS  RECOMMENDS  A  VOTE  "FOR" THE ADOPTION OF THE
AMENDMENTS  TO  THE  COMPANY'S  1991  RESTATED  STOCK  OPTION  PLAN.

                                 OTHER MATTERS
                              (ITEM 4 OF NOTICE)

     The Board of Directors does not know of any other matters which may come before the meeting. However, if any other matters are properly presented to the meeting, it is the intention of the Proxy Holders to vote, or otherwise to act, in accordance with their judgment on such matters.

October  1,  1997

                                                                     EXHIBIT A


                               AMENDMENT TO THE
                  CONCURRENT 1991 RESTATED STOCK OPTION PLAN


     Section  8  of  the  Concurrent  Computer Corporation 1991 Restated Stock
Option  Plan  shall  be  amended  to  read  in  its  entirety  as  follows:

"SECTION  8.    Options  Granted  to  Non-Employee  Directors.

     The provisions of this Section 8 govern the granting and terms of Options for any director of the Company who is not an employee of the Company or any of its Affiliates ("Eligible Director"). No options may be granted to
Eligible  Directors  other  than  pursuant  to  this  Section  8.

     Upon an individual becoming an Eligible Director for the first time, without further action by the Board or the stockholders of the Company, such Eligible Director shall be automatically granted Options to purchase 20,000 shares of stock (subject to adjustment in accordance with the provisions of Section 5 of the Plan). On the date of each annual meeting of stockholders of the Company, each Eligible Director who has previously been awarded an Option under the preceding sentence shall be granted automatically, without further action by the Board or the stockholders of the Company, Options to purchase 10,000 shares of stock (subject to adjustment in accordance with the provisions of Section 5 of the Plan).

     The purchase price per share deliverable upon the exercise of Options granted under this Section 8 shall be 100% of the Fair Market Value of such shares as of the date of grant of such Option. Each Option granted under this
Section 8 shall become immediately exercisable and no Option shall be exercisable after the expiration of ten (10) years from the date of grant. Each Option granted pursuant to this Section 8, shall be exercisable during the period the Eligible Director remains a member of the Board and for a period of three (3) years following retirement, provided that only those Options exercisable at the date of retirement may be exercised during the period following retirement, and provided further, that in no event shall any such Option be exercisable beyond the tenth (10th) anniversary of the date of grant."

     CONCURRENT COMPUTER CORPORATION PROXY SOLICITED BY BOARD OF DIRECTORS
                      FOR ANNUAL MEETING OCTOBER 30, 1997

     The undersigned stockholder hereby appoints E. Courtney Siegel, Daniel S. Dunleavy and Karen G. Fink, or any of them, attorneys and proxies for the undersigned with power of substitution in each to act for and to vote, as designated on the reverse, with the same force and effect as the undersigned, all shares of Concurrent Computer Corporation Common Stock standing in the name of the undersigned at the Annual Meeting of Stockholders to be held at DoubleTree Guest Suites, 555 N.W. 62nd Street, Fort Lauderdale, Florida, at 2:00 p.m. on October 30, 1997 and at any adjournments thereof.

     WHEN PROPERLY EXECUTED, THIS PROXY WILL BE VODED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED STOCKHOLDER. If NO DIRECTION IS GIVEN, THIS PROXY WILL GRANT AUTHORITY TO THE PROXY HOLDERS TO VOTE ON BEHALF OF THE UNDERSIGNED STOCKHOLDER AND WILL BE VOTED "FOR" THE NOMINEES FOR DIRECTOR AND "FOR" THE OTHER PROPOSALS.

     IN THEIR DISCRETION, THE PROXY HOLDERS ARE AUTHORIZED TO VOTE ON SUCH OTHER MATTERS AS MAY PROPERLY COME BEFORE THE MEETING OR ANY ADJOURNMENTS THEREOF. THE PROXY WILL BE VOTED IN ACCORDANCE WITH THE PROXY HOLDERS' BEST JUDGMENT AS TO ANY OTHER MATTER.

                  CONTINUED AND TO BE SIGNED ON REVERSE SIDE

/X/   Please mark your
      votes as indicated
      in this example


                                                                                                           FOR  AGAINST  ABSTAIN
1. Election  of  FOR          WITHHELD Nominees: Brunner    2. Ratify KPMG Peat Marwick LLP as indepen-    / /    / /       / /
   Directors     / /            / /              Handel        dent auditors for fiscal year 1998.
For all nominees except as noted below           James
                                                 Maguire    3. Adopt proposal to amend 1991 Restated Stock / /    / /       / /
                                                 Rifenburgh    Option Plan.
   ------------------------------------          Siegel                                        MARK  HERE  / / MARK HERE IF / /
                                                                                               FOR ADDRESS     YOU PLAN TO
                                                                                               CHANGE AND       ATTEND THE
                                                                                              NOTE AT LEFT       MEETING


Signature                              Date                 Signature                                   Date
          ---------------------------       --------------            --------------------------------       ------------------
IMPORTANT: Please  mark,  date  and sign exactly as your name appears hereon. Joint owners should each sign. If the signer is a corporation, please sign in full corporate name by duly authorized officer. Executors, administrators, trustees etc.
           should  give  full  title  as  such.
